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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of Earliest Event Reported) - November 10, 2000

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                          RELIANCE GROUP HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-8278                  13-3082071

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

        Park Avenue Plaza, New York, New York                   10055

      (Address of principal executive offices)                (Zip Code)


                                 (212) 909-1100

              (Registrant's telephone number, including area code)

                                 ---------------

                                 Not applicable

             (Former name or address, if changed since last report)

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Item 5.  Other Events.

         The information contained in the press release issued on November 10, 2000, by Reliance Group Holdings, Inc. with respect to the failure of its subsidiary, Reliance Financial Services Corporation, to repay its $237.5 million credit facility at maturity is incorporated herein by reference to Exhibit 99.1 hereof.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         99.1 Press Release of Reliance Group Holdings, Inc., dated November 10, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended Reliance Group Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RELIANCE GROUP HOLDINGS, INC.



                                    By:     /s/ Lowell C. Freiberg
                                            ------------------------------------
                                            Name:   Lowell C. Freiberg
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

Date: November 10, 2000


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release of Reliance Group Holdings, Inc., dated
                  November 10, 2000.


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